UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2018

Carolina Trust BancShares, Inc.

(Exact Name of Registrant as Specified in Charter)
North Carolina	000-55683	81-2019652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina	28092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 735-1104

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02	Results of Operations and Financial Condition.

On April 16, 2018, Carolina Trust BancShares, Inc. (the “Company”), filed with the Securities and Exchange Commission an amendment to its Registration Statement on Form S-1, which included the following information regarding the Company’s results for the three months ended March 31, 2018:

The Company has not yet completed preparation of its consolidated financial statements for the three months ended March 31, 2018, but based on information available to date, as of March 31, 2018, the Company expects to see gross loans increase by at least 4% over gross loans as of December 31, 2017. The Company also expects to see total deposits as of March 31, 2018 increase by at least 8% over total deposits as of December 31, 2017. The Company expects to report its first quarter 2018 results by April 30, 2018.

The preliminary financial results above are based on the Company’s estimates as of the date of this report and are subject to the completion of procedures for finalizing the financial results for the three months ended March 31, 2018. Accordingly, these results may change, and those changes may be material.

Item 7.01	Regulation FD Disclosure.

On April 16, 2018, the Company issued a press release announcing the commencement of a common stock offering. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained under this item including the Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this item in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

This Current Report on Form 8-K, including Exhibit 99.1, does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description

99.1	Press Release issued on April 16, 2018

Caution Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts or that express the Company’s plans or intentions regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning a proposed public offering of common stock and the Company’s results of operations for the three months ended March 31, 2018. Forward-looking statements are typically preceded by, followed by or include words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions.  Forward-looking statements provide current expectations or forecasts of future events or determinations.  These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date.  Actual results might differ materially from those presented, either expressed or implied, in the forward-looking statements due to risks and uncertainties, including, but not limited to, risks and uncertainties related to market conditions; the satisfaction of customary closing conditions for the proposed offering; the impact of the Tax Cuts and Jobs Act, including any changes in the estimated revaluation of our tax assets and liabilities; changes in the national and local economies or market conditions; changes in interest rates, deposit flows, loan demand and asset quality, including real estate and other collateral values; changes in banking regulations and accounting principles, policies or guidelines; and the impact of competition from traditional or new sources; and other risks and uncertainties described in the registration statement filed with the SEC.  Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce revisions to any of the forward-looking statements included herein to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA TRUST BANCSHARES, INC.

Date: April 16, 2018	By:	/s/ Edwin E. Laws
Edwin E. Laws
Executive Vice President and Chief Financial Officer